                                                                 EXHIBIT 10.8(b)


                             PREVIEW SYSTEMS, INC.

                        AMENDMENT TO SECOND AMENDED AND
                           RESTATED RIGHTS AGREEMENT


     This Amendment (the "Amendment") is made as of September 14, 1999 to the
                          ---------
Second Amended and Restated Rights Agreement dated as of July 2, 1999 (the

"Rights Agreement"), by and among Preview Systems, Inc., a Delaware corporation
 ----------------
(the "Company") and the persons and entities listed on Exhibit A thereto (the
      -------
"Investors").  Unless otherwise defined herein, the capitalized terms herein
 ---------
shall have the same meanings given them in the Rights Agreement.

                                   RECITALS

     A. The Company and the Investors are parties to the Rights Agreement, pursuant to which the Company granted to the Investors certain rights with respect to shares of the Company's stock.

     B. The Company and the Investors wish to amend certain provisions in the Rights Agreement in connection with the proposed initial public offering of the Company's Common Stock.

     C. Section 3.7 of the Investors' Rights Agreement provides that such Agreement may be amended by a written instrument signed by the Company and holders of at least a majority of the Company's Preferred Stock, acting together as a single class.

     In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto agree as follows:

     1. Section 1.6 of the Rights Agreement is hereby amended to add the following Section 1.6(c):

         "(c) Notwithstanding any other provision of this Section 1.6, if the Company files a registration statement for an initial public offering on or before December 31, 1999, the Company shall not be required to give notice of such initial public offering to each Holder and it shall not be required to include any shares other than the primary shares of the Company in such registration."

     2. Except as specifically amended herein, the Rights Agreement shall remain in full force and effect.

     3. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           [Signature Pages Follow]

     The parties hereto have executed this Amendment to the Rights Agreement as of the day and year above first written.

                                     COMPANY:

                                     PREVIEW SYSTEMS, INC.


                                     By: /s/ Vincent Pluvinage
                                         -----------------------------
                                          Vincent Pluvinage, President


               [SIGNATURE PAGE TO AMENDMENT TO RIGHTS AGREEMENT]

     The parties hereto have executed this Amendment to the Rights Agreement as of the day and year above first written.

INVESTORS:

CHARLES W. JENNINGS                        INNOVACOM

By:                                        By:    /s/ Chadre Nois
       ---------------------                      ---------------------

Name:                                      Name:  /s/ Chadre Nois
       ---------------------                      ---------------------

Title:                                     Title: Managing Director
       ---------------------                      ---------------------

DISCOVERY VENTURES II, LLC.                INVESTAR BURGEON VENTURE
                                           CAPITAL INC.
By:    /s/ Arnold Silverman
       ---------------------               By:    /s/ Kandie Hsieh
                                                  ---------------------
Name:  Arnold Silverman
       ---------------------               Name:  Kandie Hsieh
                                                  ---------------------
Title: Manager
       ---------------------               Title: Controller
                                                  ---------------------
DONALD L. LUCAS, SUCC TTEE
DONALD L. LUCAS PROFIT
SHARING TRUST DTD 1/1/84                   KARL HIRSCH

By:    /s/ Donald L. Lucas                 By:    /s/ Karl Hirsch
       ---------------------                      -------------------------

Name:  Donald L. Lucas                     Name:  Karl Hirsch
       ---------------------                      -------------------------

Title: Successor Trustee                   Title: _________________________
       ---------------------

ENCOMPASS GROUP, INC.                      OLYMPIC VENTURE PARTNERS III, LP

By:    /s/ Shozo Okuda                     By:    /s/ Gerard H. Langelar
       ---------------------                      --------------------------

Name:  Shozo Okuda                         Name:  Gerard H. Langelar
       ---------------------                      --------------------------

Title: Chairman                            Title: General Partner
       ---------------------                      --------------------------

               [SIGNATURE PAGE TO AMENDMENT TO RIGHTS AGREEMENT]

OVP III ENTREPRENEURS FUND              SOFTBANK TECHNOLOGY ADVISORS
                                        FUND LP
By:    /s/ Gerard Langeler
       -------------------------        By:   /s/ Jo Ann Heidi Roizen
                                              ----------------------------
Name:  Gerard Langeler
       -------------------------        Name: Jo Ann Heidi Roizen
                                              -----------------------------
Title: General Partner
       -------------------------        Title:_____________________________

R. DOUGLAS RIVERS
                                        SOFTBANK TECHNOLOGY VENTURES
By:    /s/ R. Douglas Rivers            IV, LP
       -------------------------
                                        By:   /s/ Jo Ann Heidi Roizen
Name:  R. Douglas Rivers                      -----------------------------
       -------------------------
                                        Name:  Jo Ann Heidi Roizen
                                               ----------------------------
Title: _________________________
                                        Title: ----------------------------

RWI GROUP II, L.P.                      TELOS VENTURE PARTNERS, LP

By:    /s/ Donald A. Lucas              By:    /s/ Bruce R. Bourbon
       -------------------------               ----------------------------

Name:  Donald A. Lucas                  Name:  Bruce R. Bourbon
       -------------------------               ----------------------------

Title: General Partner                  Title: Managing General Partner
       -------------------------               ----------------------------


RWI GROUP III, L.P.                     TETON CAPITAL COMPANY

By:    /s/ Donald A. Lucas              By:   /s/ Donald L. Lucas
       -------------------------               ----------------------------

Name:  Donald A. Lucas                  Name:  Donald L. Lucas
       -------------------------               ----------------------------

Title: General Partner                  Title: General Partner
       -------------------------               ----------------------------

SAND HILL FINANCIAL COMPANY

By:    /s/ Donald L. Lucas
      --------------------------

Name:  Donald L. Lucas
      --------------------------

Title: Partner
      --------------------------

               [SIGNATURE PAGE TO AMENDMENT TO RIGHTS AGREEMENT]

THE PHOENIX PARTNERS III LIMITED       WHITING & COMPANY
PARTNER
                                       By:_______________________
By:    /s/ David B. Johnston
       -------------------------       Name:_____________________
Name:  David B. Johnston
       -------------------------       Title:____________________
Title: General Partner
       -------------------------
                                       VAN WAGONER CAPITAL
THE PHOENIX PARTNERS IV LIMITED        MANAGEMENT
PARTNER
                                       By:    /s/ G R Van Wagoner
By:    /s/ David B. Johnston                  -------------------
       -------------------------       Name:  Garrett Van Wagoner
Name:  David B. Johnston                      -------------------
       -------------------------       Title: President
Title: Managing Partner                       -------------------
       -------------------------

VINCENT PLUVINAGE

By:/s/ Vincent Pluvinage
   -----------------------------

Name:  Vincent Pluvinage
     ---------------------------
Title:__________________________


VLGI 1999

By:    /s/ Elias J. Blawie
       -------------------------
Name:  Elias J. Blawie
       -------------------------
Title: Managing Partner
       -------------------------

              [SIGNATURE PAGE TO AMENDMENT TO RIGHTS AGREEMENT]